LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
               LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST
               (each a series of Legg Mason Tax-Free Income Fund)

                Supplement to the Legg Mason Tax-Free Income Fund
                         Prospectus dated August 1, 2006


         The following information supplements the Legg Mason Tax-Free Income Fund Prospectus dated August 1, 2006 and is applicable only to investors in Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free
Intermediate-Term Income Trust.

         To facilitate the proposed mergers of Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free Intermediate-Term Income Trust (each, a "Merging Fund") into separate Legg Mason Partners Funds, the Board of Trustees of Legg Mason Tax-Free Income Fund has approved the appointment of PFPC, Inc. ("PFPC") as each Merging Fund's transfer agent. This change in transfer agent is scheduled to take effect at the close of business on February 9, 2007, pending shareholder approval of the mergers. Coinciding with this change in transfer agent, the following shareholder services will be revised as outlined in items A through E below:

         A.       Exchange Privilege:

                  Beginning February 10, 2007, shareholders of a Merging Fund can exchange their fund shares only as follows:
                  (a)      For shares of another Merging Fund.
                  (b)      For shares of:
                           o        Legg Mason High Yield Portfolio
                           o        Legg Mason Balanced Trust
                           o        Legg Mason Financial Services Fund

                  When your fund merges into a Legg Mason Partners Fund (expected to occur on or about March 16, 2007), you will have the same exchange privileges as other shareholders of your class of that Legg Mason Partners Fund.

         B.       Purchase, Redemption and Exchange of Shares:

                  The following information is applicable only to those shareholders who hold their fund shares directly with a Merging Fund ("Direct Investors"). If you hold your fund shares through a financial intermediary you should continue to contact that intermediary to initiate your purchase, redemption and exchange orders.

                  By Mail:
                  Beginning February 10, 2007, Direct Investors who wish to purchase, redeem or exchange fund shares through the mail, should send their orders to PFPC at one of the following addresses:

     REGULAR MAIL:                               OVERNIGHT MAIL:
     PFPC, Inc.                                  PFPC, Inc.
     Attn: Legg Mason Partners Funds             Attn: Legg Mason Partners Funds
     P.O. Box 9699                               101 Sabin Street
     Providence, RI 02940-9699                   Pawtucket, RI 02860-1427


                  Internet and TeleFund:
                  Beginning February 10, 2007, Direct Investors may no longer purchase or redeem their shares through the Internet or TeleFund, the automated telephone account management service.

                  Beginning February 10, 2007, purchase, redemption and exchange orders received from Direct Investors by Boston Financial Data Services ("BFDS") through the mail, or by any other means, will be forwarded to PFPC, a process that may take five days or longer. Beginning February 10, 2007, BFDS will have no ability to process purchase, redemption or exchange orders for your fund. Therefore, purchase, redemption and exchange orders sent to the wrong location will not be processed until received by PFPC. Once received by PFPC, all trade orders in proper form will be processed at the fund's net asset value as set forth in the Prospectus.

                  Beginning one week prior to the expected March 16, 2007 merger, PFPC will no longer accept purchase and exchange orders, including purchases through the Future First Systematic Investment Plan, for shares of a Merging Fund. However, redemptions of each Merging Fund's shares will be allowed up until the date of the merger. For purchase orders for shares of a Legg Mason Partners Fund, PFPC will accept checks made payable to Legg Mason, Legg Mason Funds or a Merging Fund for 30 days following the merger. After this 30-day period expires, such checks will be returned to the investor and the purchase order will not be processed.


         C.       Purchase Orders by Wire Transfer:

                  Beginning February 10, 2007, Direct Investors who wish to purchase additional shares by wire transfer should wire federal funds to:

                                    PNC Bank
                                 Pittsburgh, PA
                                ABA No: 031000053
                           Account Number: 8606904975
                    Attn: [Name of Fund and Class of Shares]
                         [Legg Mason Fund Account Name]
                        [Legg Mason Fund Account Number]

                  Prior to wiring federal funds, Direct Investors must first telephone the fund at 1-800-822-5544 to receive instructions for wire transfer.


         D.       Account Registration Changes:

                  Beginning February 10, 2007, Direct Investors who would like to make changes in registration or account privileges, should send their correspondence (including the account number and a signature guarantee) to:

                                   PFPC, Inc.
                         Attn: Legg Mason Partners Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699

         E.       Additional Information:

                  Shareholders who hold their fund shares through a financial intermediary should contact that intermediary to request a copy of the Merging Funds' Statement of Additional Information ("SAI") or any reports to shareholders, or to obtain more information about a Merging Fund.

                  Beginning February 10, 2007, Direct Investors who would like to request the SAI or any reports to shareholders, or obtain more information about a Merging Fund should contact:

                                   PFPC, Inc.
                         Attn: Legg Mason Partners Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699
                                 1-800-822-5544
                             www.leggmasonfunds.com



 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 29, 2006.







LMF-038
08/2006 (SUPP A)